Exhibit 10.1

22 General Loan, Export/Import Financing, Overdraft Facilities and Securities Agreement Between HSBC Bank (Taiwan) Limited And ( ) Dated

23 GENERAL LOAN, EXPORT/IMPORT FINANCING, OVERDRAFT FACILITIES AND SECURITIES AGREEMENT In consideration of HSBC Bank (Taiwan) Limited (including its branch and offshore banking branch located in the Republic of China, hereinafter referred to as the “Bank”) agreeing to grant the credit facilities of any current or future loans or transactions, except otherwise agreed with the Bank, the undersigned, ___________________________________________________________________________________________ (herein after referred to as the “Undersigned”), hereby unconditionally and irrevocably covenants to the Bank as follows: CHAPTER I GENERAL CLAUSES 1. LIABILITIES DEFINED The term “Liabilities” as used herein, whether in the plural or the singular form, shall mean any and all indebtedness, obligations and liabilities of any kind payable to the Bank by the Undersigned, whether current (including those incurred in the past and remained outstanding) or hereafter incurred, whether or not represented by cheques, promissory notes, drafts, bonds or debentures, or other instruments of indebtedness, whether or not arising out of loans, advances, guaranties, surety, acceptance, letters of credit, overdrafts, discount, clean draft, import/export negotiation, import/export financing, contracts, torts, or by operation of law or otherwise, and whether or not consisting of principal, interest, default surcharge, penalty, compensation for damages, or reimbursement of other fees or costs, whether certain or contingent, joint or several, secured or unsecured, due or not due, direct or indirect, amount certain or uncertain, and whether or not incurred by the Undersigned as principal obligor, guarantor on a joint and several basis, endorser, guarantor, joint accommodation party or otherwise, whether created directly or acquired by assignment or otherwise and whether held for the Undersigned’s own account or as agent for another or others. 2. PROMISSORY NOTE To evidence and guarantee the Liabilities hereunder, the Undersigned shall, upon execution and delivery of this Agreement, or the Bank’s grant of the credit line to the Undersigned, or upon request of the Bank, issue and deliver to the Bank a promissory note and Authorization to Complete Promissory Notes satisfactory in form and in substance to the Bank. The Undersigned agrees to issue a new promissory note to replace the promissory note delivered to the Bank hereunder, at the Bank’s request at any time during the effective term of this Agreement. Unless otherwise agreed upon between the Bank and the Undersigned in writing, the Undersigned hereby irrevocably authorizes and agrees for the Bank to fill in the interest and maturity date of the promissory note on behalf of the Undersigned at any time. The Undersigned hereby also agrees that such authorization is evidenced by this Agreement. 3. NON-COMMITTING FINANCING, CANCELLATION AND ADJUSTMENT OF CREDIT LINE The Undersigned agrees that the Bank’s acceptance of this Agreement cannot be construed as the Bank’s loan or credit commitment to the Undersigned. The Bank can, at any time, immediately cancel, terminate, cease, adjust, or reduce the Undersigned’s draw on the credit line, or terminate all or a portion of the transactions with the Undersigned, or demand the Undersigned to make payment of the Liabilities in whole or in part, if any of the following occurs: if the Bank shall determine at its sole discretion that the Undersigned has improperly used the credit line, or if the Undersigned’s credit worthiness has been impaired, or if the ability of the Undersigned to repay or perform the Liabilities has been impaired, or if the Undersigned fails to comply with the Bank’s demand to provide/replace guarantor or to furnish collateral, or if an event falling under the Anti-Terrorism Clause set out in Article 14 of this Agreement or an Event of Default under Article 17 of this Agreement may happen, or if the Bank is no longer permitted to provide credit line to the Undersigned due to change of law or the amount of the credit line to the Undersigned is limited by law, or for any other reason which the Bank deems necessary.

24 4. PAYMENT Unless otherwise agreed, the Undersigned shall pay all payments under this Agreement to the Bank on their due dates. The Undersigned hereby authorizes the Bank to debit, without prior notice to the Undersigned, any and all of the Undersigned’s due Liabilities on their respective due dates from the Undersigned account at the Bank (irrespective of the type or currency of the account). The Undersigned agrees that the Bank, based on the aforementioned authorization, may transfer funds from the Undersigned’s account without withdrawal receipt, and the account balance shall be based on the record maintained at the Bank’s books or mainframes. 5. INTEREST, PENALTY, AND DAMAGE COMPENSATION The interest rate and the penalty in respect of any Liability shall be computed in accordance with the provisions of the facil i ty let ters , agreements, instruments or debt acknowledging memorandums (the IOUs) in connection therewith, entered into by and between the Undersigned and the Bank. If the interest rate in respect of any Liability is not agreed upon between the Bank and the Undersigned, the Undersigned agrees that the Bank may charge the interest at the highest contractual interest rate permitted by the laws of the Republic of China. Any Liability due on Sundays or other public holidays shall be payable on the next banking business day and interest shall continue to accrue during such extension. The Undersigned further agrees to pay the penalty at 10% of the interest rate of Liability for the first six months and at 20% of the original interest rate thereafter. In addition to the aforementioned penalty, the Undersigned shall also indemnify the Bank for any expenses, costs, damages, and other losses arising from or in connection with the Undersigned’s breach of this Agreement, facil i ty, and/or other documents. The interest rate at the preceding paragraph may be adjusted by the Bank in accordance with its base rate and other contractual rate, and shall be based on the notice or the announcement of the Bank. Except as provided otherwise in the facil i ty le t ters, other agreements, instruments, or IOUs, the interest shall be paid monthly. The Bank has the right to roll the interest, unpaid for more than one year and remained outstanding after the Bank’s demand, into the principal. 6. EXPENSES The Undersigned shall pay all expenses (including attorney's fees and other legal expenses) incurred by the Bank in connection with (1) repayment, settlement, or other actions discharging the Liability, or the enforcement of any of the provisions of this Agreement; (2) any provision, replacement, return, sale, exchange, enforcement, collection, compromise, or settlement of any Security including but not limited to creation, change, and release of the Security and registration and title transfer of the Security, and (3) the custody or preservation of any Security. Any fees, expenses or sums that are payable by the Undersigned hereunder but advanced by the Bank shall be immediately reimbursed by the Undersigned; otherwise, the Bank may charge interest thereon at the highest contractual interest rate permitted by the law of the Republic of China for the period from the date of advancement to the date of reimbursement. 7. TAXES All payments to be made hereunder by the Undersigned in accordance with the Agreement shall be made free and clear of any deduction for any present or future taxes or similar charges imposed by the Republic of China. If any taxes is imposed and required to be withheld from any payment, the Undersigned shall

25 (1) increase the amount of such payment so that the Bank receives a net amount (after deduction of taxes) equaling to the amount due hereunder; (2) pay such taxes to the appropriate taxing authority; and (3) After paying such taxes, promptly send the Bank an original receipt (or a certified copy thereof) showing payment thereof, together with such additional documentary evidence as the Bank requires. If the Undersigned fails to perform its obligations under Clause 1 to 3 of this Article, the Undersigned shall indemnify the Bank for any incremental taxes, interest, penalties, or other damages that may become payable by the Bank as a consequence of such failure. 8. CURRENCY INDEMNITY All payments hereunder shall be made to the Bank in the Currency (the “Stipulated Currency”) and at the place (the “Stipulated Location”) provided in each relevant instrument of indebtedness. The obligation of the Undersigned to make payment in the Stipulated Currency of any amount due to the Bank shall not be discharged or satisfied by any tender, or any award rendered in any judgment in any currency other than the Stipulated Currency, except when the bank may purchase the Stipulated Currency with such other currency in accordance with normal banking procedures upon receipt of such amount. The Undersigned hereby agrees that if the amount in the Stipulated Currency which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the relevant sum payable, the Undersigned shall indemnify the Bank against the difference. This indemnity shall be enforceable as an obligation of the Undersigned independent of and in addition to its other obligations and shall take effect notwithstanding any judgment or order being obtained. The Undersigned agrees to obtain and maintain in full force and effect all necessary government approvals, including the foreign exchange approval of the Central Bank of China, when applicable, to effectuate the foregoing. 9. EARLY PAYMENT OF CONTINGENT LIABILITY / CASH DEPOSIT With regard to any contingent liability (“Contingent Liability”) arising from the Bank’s entrustment by the Undersigned or the Bank’s provision of letter of credit, acceptance of draft, provision of guaranty, or provision of financing in any other method due to the Undersigned’s guaranty or provision of guaranty to a third party, if an Event of Default (defined later) occurs:

26 (1) The Bank has the right, but not the obligation, to repay or to cause a third party to repay any Contingent Liability in whole or in part prior to its due date of the Contingent Liability. The Undersigned shall, upon the Bank’s demand, promptly reimburse the Bank or its designated party of the advanced funds and interest, at the default surcharge interest rate, for the period from the date of advancement to the date of reimbursement. (2) The Bank may notify and demand the Undersigned to promptly deposit funds equivalent to any outstanding Contingent Liability to a designated account at the Bank (the “Designated Account”). The Bank can, by itself or cause a third party to, pay or prepay the Contingent Liability in whole or in part. If the balance of the Designated Account is insufficient to repay or prepay the Contingent Liability, the Undersigned shall, at the Bank’s instruction, promptly pay the Bank or its designated party the difference, for the Bank or its designated party to pay or prepay the Contingent Liability and interest thereof. Funds in the Designated Account after payment or prepayment of Contingent Liability or after the release of all Contingent Liability shall be refunded to the Undersigned. 10. CUSTODY AND DELIVERY OF DRAFT/COMMERCIAL PROMISSORY NOTE If the Undersigned delivers drafts to the Bank for acceptance or commercial promissory notes to the Bank for guaranty and for the Bank to sell them on behalf of the Undersigned to bill finance corporations or third parties, the Undersigned understands and acknowledges that, based on common practice, such drafts or commercial promissory notes may be delivered to their purchasers prior to the receipt of funds from such drafts or commercial promissory notes. Regardless of any reason, if the Bank does not receive such funds, the Undersigned shall independently be responsible for any resulting fees, losses, and other damages. This Article shall not be construed to mean that the Undersigned may be released of any payment obligation to the Bank arising from the Bank’s acceptance of the said drafts or the Bank’s guaranty of the said commercial promissory notes.

27 11. PROCESSING, COLLECTION, INTERNATIONAL DELIVERY, AND USE OF DATA The Undersigned confirms that the Undersigned has been advised by the Bank of the "Letter of Advice on Collecting, Processing, and Using Personal Data" and agrees the Bank to collect, process and use the Undersigned’s data, and the Undersigned represents and warrants to the Bank that the Undersigned has duly advised and obtained the consent of individuals providing personal data (including but not limited to its directors, supervisors, principal shareholders, beneficial owners, authorized signatories, contact persons, guarantor, and/or a provider of the Security (the “Service Provider”)) for the Bank to collect, process and use their personal data in accordance with Personal Data Protection Act and relevant regulations. The Undersigned acknowledges the above “Letter of Advice on Collecting, Processing and Using Personal Data”(including the amendment from time to time) is made public on the Bank’s website (www.hsbc.com.tw). The Undersigned hereby unconditionally and irrevocably authorizes and agrees that the Bank may collect, process, and use any corporate information relating to the Undersigned or relating to the Undersigned's financing, deposit, draft, or any transaction with the Bank, which is provided by the Undersigned for any of the following purposes:

28 (1) for processing the transaction or operation between the Undersigned and the Bank; (2) for audit, anti-money laundry, anti-fraud, anti-terrorism acts and tax compliance; (3) for joint marketing and promotion; (4) for entrusting a third party for service or debt collection; (5) other purposes necessary or appropriate to the Bank’s operational objectives; (6) certain purposes required for the Bank to originate asset securitization transactions (or similar transaction of broadly equivalent economic effect); (7) other transactions permitted by the law; or (8) for the Bank’s internal operational requirements or those of the HSBC Group (including credit and risk management, system or product development and planning, insurance, audit and administrative purposes), The Bank may also furnish the information set forth in the prior paragraph to: (1) Any third party providing professional consultation to the Bank or agents entrusted by the Bank; (2) Members or affiliates of the HSBC group; (3) Competent authorities, courts, or other government agencies or organizations of the Republic of China or other countries with jurisdiction over the Bank, or members or affiliates of the HSBC group; (4) Assignees of the Bank’s assigned financing facilities, and the sharers of risk with the Bank (including potential assignees and sharers of risk); (5) Potential assignees of the Bank’s assets and liabilities, potential merger counterparties, and the potential counterparties in other similar transactions; (6) Potential joint marketing and promotion partners; and/or (7) Investors (or potential investors), arranging institutions, trust institutions, or other related parties in asset securitization transactions originated by the Bank. 12. OUTSOURCING The Undersigned agrees that the Bank may entrust any other third party (including third parties operating in other countries or territories) to process the transactions, in whole or in part, between the Undersigned and the Bank (including but not limited to administration, telecommunication, computer system processing, data registration, processing, data export, supporting functions, document scanning, data entry, printing, packaging, delivery for mail, wire transfer, exchange, credit evaluation, collection, and any other actions permitted to be outsourced by law) or other outsourcing items stipulated by laws and regulations. The Undersigned also agrees that the Bank may, whenever necessary, furnish the Undersigned’s basic information and transaction records to the third party entrusted by the Bank. 13. CONFIDENTIALITY The Undersigned hereby agrees that, to the extent permitted by law, that the Undersigned shall not invoke Paragraph 2, Article 48 of the Banking Act of the Republic of China or other similar laws, regulations, or administrative rulings, and refuse the disclosure set forth in Article 11 of this Agreement.

29 14. ANTI-CRIME INVESTIGATION AND MONITORING The Undersigned acknowledges that the Bank and other members of the HSBC group are obligated to comply with the laws, regulations and the requests of public and regulatory authorities operating in various jurisdictions with regard to, amongst other things: (1) the preventing of money laundering, terrorist financing, corruption, tax evasion and the provision of financial and other services to any persons or entities which may be subject to the economic or trade sanctions; or (2) the investigation or prosecution of, or the enforcement against any person for any offence against any laws or regulations. The Bank may take, and may instruct members of HSBC Group to take any actions which the Bank in its sole and absolute discretion considers appropriate to prevent or investigate crime or the potential breach of sanctions regimes or to act in accordance with relevant laws, regulations, sanctions regimes, international guidance, relevant HSBC Group procedures and/or directions of any public, regulatory or industry body relevant to any member of HSBC Group. This includes the interception and investigation of any payment, communication or instruction, and the making further enquiries as to whether a person or entity is subject to sanctions regime (“Compliance Activity”). The Undersigned hereby agrees that the Bank or any HSBC group member is not liable to the Undersigned in respect of any loss (whether direct or indirect, consequential or loss of profit, data or interest) or delay, suffered or incurred by any party, caused in whole or in part by (i) actions taken, or delays or failure in performing any obligations under this Agreement by the Bank, or (ii) any steps taken by the Bank or any member of the HSBC Group, pursuant to Compliance Activity. Because this procedure may cause delay in processing of certain data, the Undersigned hereby agrees that the Bank or any HSBC group member does not guarantee that, when following the above procedures with regard to any payment information and communication, the information at the Bank’s system is accurate, timely, and updated. 15. ALLOCATION OF PAYMENTS The Bank can, at any time and by any appropriate method, allocate any funds received to set-off any of the Undersigned’s Liability due and coming due. The Bank may also, at any time, revoke or amend any set- off method and such action does not affect the Bank’s right under this Agreement. 16. JOINT LIABILITY If the Agreement is executed by more than one Undersigned, all Undersigneds shall be jointly and severally liable hereunder. The provisions regarding the Liabilities or Security shall apply to any of the Liabilities or any Security of any or all of such persons. The Undersigned further agrees that when the Undersigned jointly issues note or instruments with other debtors to the Bank for a joint loan, even if the Bank only disburses funds to those other debtors, the Undersigned recognizes such loan as its own and agrees to be jointly liable for repayment. 17. EVENT OF DEFAULT; ACCELERATION OF LIABILITIES; REMEDIES Without prejudice to article 3, an “Event of Default” under this Agreement shall mean the following:

30 (1) The Undersigned shall fail to repay the principal of any Liabilities payable to the Bank when due under this Agreement or any other agreement in connection with the Liabilities; (2) The Undersigned winds up, dissolves, liquidates, is the subject of an application for composition (settlement), petitions (or be petitioned) for a declaration of bankruptcy under the bankruptcy law, petitions (or be petitioned) for a corporate reorganization, is rejected and notified by the bills clearing house, ceases business operations, or engages in other arrangements for release or settlement of its indebtedness; (3) The Undersigned has an obligation to provide the Securities according to this Agreement or any other agreement in connection with the Liabilities with the Bank and the Undersigned fails to provide such Securities, fails to add to/replace guarantors, and/or fails to furnish Securities as required by Article 3 hereof; (4) (When the Undersigned is an individual) the death of the Undersigned; (5) The Bank shall find that any misrepresentation or misleading omission, capable of causing the Bank to err on its risk evaluation, has been made in any financial statement, agreement or other document in connection with the Liabilities delivered to the Bank by or on behalf of the Undersigned; (6) The Undersigned shall fail to pay interest, fees or any other sums (other than principal) of any Liability due to the Bank in accordance with this Agreement or any agreement in connection with the Liabilities, and such failure is not cured within seven (7) days after the Bank sends written notice to the Undersigned (“Cure Period”);

/s/ Super Micro Incorporation, Taiwan Company stamp (For cross out below) /s/ CHUN-LAI HSU CHUN-LAI HSU personal stamp /s/ Super Micro Incorporation, Taiwan Company stamp (for cross out below) /s/ CHUN-LAI HSU CHUN-LAI HSU personal stamp

32 (2) to cease to comply with all or any instructions or requests from the Undersigned, (3) to cease to make any further payment (whether or not any such obligation has matured prior to the occurrence of the Event of Default) and/or delivery under any unperformed contract between the Undersigned and the Bank, (4) to the extent permitted by law, to claim against the guarantor, and/or to dispose, enforce, retain, or sell the Securities, or acquire the ownership or other relevant rights of the Securities in any manner as the Bank deems fit without notice, and apply the net proceeds thereof (after deduction of any expenses incurred in connection therewith) in or towards satisfaction of the Liabilities in such manner as the Bank may determine, (5) to demand the Undersigned to add to/replace guarantors, and/or to provide additional Securities in such form and substance satisfactory to the Bank (including, without limitation, cash collateral to be deposited in an account designated by the Bank under which no interest is to be accrued), and/or (6) to present any negotiable instrument issued by the Undersigned for payment. In the event of any of the above, the Undersigned shall not have any right or claim against the Bank in respect of any loss arising out of the Ban’s exercise of any of the above rights, howsoever such loss may have been caused and shall continue to be liable for any outstanding and unpaid balance of the Liabilities to the Bank (including interest to the date of payment). 18. SET-OFF The Undersigned hereby agrees that the Bank may open more than one account in the Undersigned’s name for convenience of bookkeeping, and that all such accounts shall for all purposes be considered as one single account; therefore all credit balances, whether in New Taiwan dollars or any other currency, whenever due, may be transferred, paid, appropriated, set-off, or otherwise to be used in any legal mean to extinguish the Liabilities of the Undersigned to the Bank (and/or its domestic and/or foreign branches). To the fullest extent permitted by law, the Undersigned hereby agrees that upon occurrence of an Event of Default, the Bank may, with respect to any current or future Liabilities owed by the Undersigned to the Bank, whether certain or contingent and whether owed independently, or jointly and severally with others, deem all Liabilities as due in accordance with Article 17 of this Agreement. The Bank may set off any deposits standing to the credit of the Undersigned (including but not limited to the funds in the Designated Account) with the Bank (and/or its domestic and/or foreign branches) with any liabilities of the Bank (and/or its domestic and/or foreign branches) to the Undersigned that is permitted by law to be subject to set-off. Any checking account agreement between the Undersigned and the Bank (and/or its domestic and/or foreign branches) and any checking account that the Undersigned maintains with the Bank (and/or its domestic and/or foreign branches) shall be deemed terminated. The Bank (and/or its domestic and/or foreign branches) has the right to apply the credit balance in the checking account to set off against any Liability owed by the Undersigned to the Bank (notwithstanding that cheques or other orders may previously have been drawn by the Undersigned on any of the accounts of the Undersigned in credit but not paid by the Bank (and/or its domestic and/or foreign branches) at the time of its exercising its rights hereunder). The Undersigned agrees that until all certain and contingent liabilities are fully discharged and satisfied, the Bank (and/or its domestic and/or foreign branches) may retain such deposits, to the fullest extent permitted by law, if the Bank, at its absolute discretion, deems it necessary to meet such liabilities on maturity. The Bank shall notify the Undersigned after set-off, provided, however, that the set-off shall have become effective upon the Bank’s debiting the accounts of the Undersigned and making the entries in the relevant books and statements.

33 For purposes of this Agreement, the Undersigned hereby specifically agrees that if the credit balance(s) in the account(s) of the Undersigned with the Bank (and/or its domestic and/or foreign branches) is (are) in a currency(ies) different from that of the Liabilities owed by the Undersigned to the Bank (and/or its domestic and/or foreign branches), the difference in currencies between the account(s) and the Undersigned’s Liabilities shall not impede the Bank’s right to exercise any and all rights. The Bank may, to the fullest extent permitted by law, set off the Liabilities against the credit balance(s) in such account(s), and the set-off amount shall be based on the currency of the Liabilities. The Bank may, in accordance with the normal banking procedures (as specified by the Bank), purchase currencies equivalent to the amount of the Liabilities with the credit balance(s) of such account(s), and set off such purchased amount with the Liabilities. The Undersigned shall cooperate with the Bank to complete the necessary procedures for conversion of currencies, if such are required by the relevant laws and regulations. The Undersigned hereby also authorizes the Bank to have the right, but not the obligation, to file or apply for approvals with any governmental agency on behalf of the Undersigned. After the set-off of liability is completed in accordance with this Article, any depository receipt, passbook, instrument, or other certificate shall become ineffective to the extent of the set-off. To the fullest extent permitted by law, with regard to any money (including but not limited to the guaranty deposit provided by the Undersigned to the Bank for securing the Liabilities) deposited with or otherwise held by the Bank (and/or its domestic and/or foreign branches), and/or the Undersigned’s right to such money, the Undersigns undertakes that (1) The Undersigned shall not, by action or inaction, interfere, delay, or impede the Bank’s decision, made at the Bank’s sole discretion, to reserve, set off, or repay the Undersigned’s Liability, or to exercise the Bank’s right in other ways against such money and/or the Undersigned’s right to such money; (2) The Undersigned shall not create pledge over all or any part of such money and/or the Undersigned’s right to such money for any third party, or by any other means set liens, transfer, or authorize, arrange, or otherwise cause any third party to obtain rights (or causing other similar results). (3) The Undersigned shall, at the time of its delivery/transfer of such money and/or the Undersigned’s right to such money to the Bank (and/or its domestic and/or foreign branches), create pledge over such money or the right to such money to the Bank. 19. REPLACEMENT OF GUARANTOR If the Bank, based on the provisions of this Agreement or other evidence, deems the guarantor is not credit trustworthy and there arises a need to replace the guarantor, the Undersigned agrees to act promptly upon the Bank’s notice. After the new guarantor executes the guaranty agreement and obtains the consents of other original guarantors not replaced, the replaced original guarantor(s), whether one or more parties, shall be released from its (their) guarantor obligations after the Bank’s notice. If, however, the new guarantor does not guarantee the principal of the existing Liabilities existing prior to the new guarantor’s guaranty of the Undersigned’s indebtedness, the replaced original guarantor shall not be released from its (their) guarantor obligations until the guarantor replacement process is completed and the principal of all existing Liabilities prior to the new guarantor’s guaranty is complete repaid. 20. WAIVER OF PRESENTMENT To the extent permitted by law, the Undersigned hereby waives presentment of any document or instrument in respect of any Liability or Security, protest, notice of protest, notice of dishonor and other notice or demand whether related or unrelated to the said documents.

34 21. NOTICES AND INSTRUCTIONS Unless otherwise agreed by the parties, demands or notices as required hereunder by one party hereto to the other party hereto shall be made or given in writing by facsimile, hand delivery or mail at the address indicated below or at such other address as the other party hereto may notify by giving prior written notice (in the event that the Undersigned delivers any notice by facsimile, Paragraph 3 of this Article hereof shall apply.) The Undersigned shall immediately notify the Bank in writing in the event any change shall have occurred in the business name, address, business organization, articles of incorporation, the authorized corporate chop, seal or signature(s), the chop(s) of the responsible person(s), the appointment of the legal representative or other chief officer(s) of the Undersigned or the change in their scope of authorizations, or any material change in the Undersigned’s business or operation, whether such change may or may not affect the Undersigned’s ability to perform any or all of its obligations hereunder. The Undersigned shall fully compensate any loss or damage suffered by the Bank in connection with, and shall ensure, cause to ensure, and hold the Bank free and harmless from any claim arising from the Undersigned’s failure to give said written notice, and shall compensate and reimburse the Bank in full upon demand. Unless otherwise agreed by the parties, the Undersigned agrees that the Bank shall have the right, but not the obligation, to accept any instructions from the Undersigned or its duly authorized representative(s) made through telephone or any other oral communication methods. The Undersigned agrees that the Bank shall have the right, but not the obligation, to tape record all telephone instructions/conversations and other oral communications with the Undersigned or its authorized representative(s). If, at the sole discretion of the Bank, there is any ambiguity or conflict in any instructions given by the Undersigned or its duly authorized representative(s), the Bank may choose not to act on such instructions until the ambiguity or conflict has been resolved to the Bank’s standards, and the Bank shall not be responsible or liable for any loss or damage that the Undersigned may sustain directly or indirectly as a result of the Bank making any such choice unless such loss or damage is caused by the Bank’s willful misconduct or gross negligence. With respect to the oral instructions from the Undersigned or its duly authorized representative(s), the Undersigned further agrees to the following: (1) The Undersigned agrees that, in the event of any oral instructions, the Bank may, at its sole discretion, determine whether or not to accept such instructions. Unless there is gross negligence or willful misconduct on the Bank’s part, the Bank shall not be liable for acting in reliance upon such instructions. (2) The Bank’s only obligation is to confirm the accuracy of the Undersigned’s basic information recorded with the Bank with the person(s) giving oral instructions, and shall have no obligation to further verify the identity of the person(s) giving oral instructions in the Undersigned’s name. Any transaction made pursuant to the oral instructions shall be binding upon the Undersigned whether made with or without the Undersigned’s authority, knowledge or consent. (3) The Undersigned undertakes to indemnify the Bank at any and all time against and to hold the Bank free and harmless from, all actions, proceedings, claims, losses, damages, costs and expenses which may be brought against the Bank or suffered or incurred by the Bank and which shall have arisen either directly or indirectly out of or in connection with the Bank’s acceptance of such instructions and its action thereon. (4) The Undersigned shall have the obligation to follow the Bank’s request and to give written confirmations of the oral instructions. However, if such written confirmations are not obtained, the Bank shall have the right, but not the obligation, to execute such oral instructions. The Undersigned agrees that the Bank shall have the right to accept any facsimile instructions (including, but not limited to, any drawdown notice or application for remittance) from the Undersigned or its duly authorized representative(s). With respect to any instructions made through facsimile, the Undersigned acknowledges that, under current technology, there is no mechanism for a receiving facsimile machine to verify that the sender’s signatures are authentic to the same extent as receiving an original signed letter. For example, an unauthorized person could remove an authorized signature from a bona fide document and superimpose it on the document transmitted via facsimile. Accordingly, the Undersigned agrees to the following:

35 (1) The Undersigned agrees that, in the event that any instructions are made through facsimile, the facsimile itself shall be the only evidence admissible with respect to the content and authorization of such instructions. The Undersigned may not present the original document and claim against the Bank based on the fact that the content or the signature/chop of the original document is cut and pasted or otherwise altered by an unauthorized third party, provided that the Bank shall examine the facsimile with reasonable care. (2) The Bank is hereby authorized to act on the facsimile instructions which, at its sole discretion, it believes to emanate from the Undersigned and the Bank shall not be liable for acting in reliance upon such instructions, except in the case of gross negligence or willful misconduct on the Bank’s part. The Bank is under no obligation to accept the facsimile instructions, and may refrain from acting without notice to the Undersigned if it believes, at its sole discretion, any question exists concerning the authenticity of any such instructions or the content or meaning thereof. (3) The Bank shall be under no obligation to verify the identity of the person(s) giving facsimile instructions purportedly in the Undersigned’s name and any transaction made pursuant to the instructions shall be binding upon the Undersigned whether made with or without the Undersigned’s authority, knowledge or consent. The Undersigned assumes all risks that the use of a counterfeit chop or a forged signature may remain undetected due to a change of size or other distortion or lack of clarity in the transmission process. (4) The Undersigned undertakes to indemnify the Bank at any and all time and to hold the Bank free and harmless from, all actions, proceedings, claims, loss, damage, costs and expenses which may be brought against the Bank or suffered or incurred by the Bank and which shall have arisen either directly or indirectly out of or in connection with the Bank’s acceptance of such instructions and acting thereon. (5) The Undersigned shall have the responsibility to communicate to the Bank via telephone to notify the transmission, and to confirm the receipt, of the facsimile instructions. The Bank shall have the right but not the obligation to act upon any such instructions in respect of which no such subsequent telephone communication is made. In no event shall the Bank be responsible for the non-receipt of any such facsimile instructions. (6) The Bank shall have the right but not the obligation to require that written confirmations of all instructions sent by facsimile be given by the Undersigned within such period of time as the Bank may specify. However, the Bank shall be at liberty to execute such instructions without, or prior to the receipt of, such written confirmations. The Undersigned agrees that Paragraph 2 of this Article with respect to oral instructions shall apply mutatis mutandis if both parties agree to the Undersigned’s use of the electronic banking data service system (“HSBCnet”) provided by the Bank. In addition, the Undersigned agrees that the Bank may download or print the notices or instructions transmitted by the Undersigned as reasonable evidence. The Undersigned shall not dispute with the Bank over the authentication of the notices or instruction, or content and authorization of the notices or instructions if they are issued from the Undersigned.

36 CHAPTER II REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED 22. DUE EXECUTION AND BEARER SHARES The Undersigned hereby represents and warrants that (1) If the Undersigned is a corporation, it has taken any and all necessary corporate actions or otherwise, to authorize the execution, delivery and performance of this Agreement and any other document or instrument required to be executed and delivered hereunder, and this Agreement will constitute the legal and valid obligations of the Undersigned compulsory enforceable in accordance with the terms and conditions hereof; (2) If the Undersigned is a natural person, such individual has the legal capacity to execute, deliver and perform this Agreement, and this Agreement will constitute the legal and valid obligations of the Undersigned compulsory enforceable in accordance with the terms and conditions hereof; and (3) The Undersigned further agrees that it shall obtain and maintain in full force, validity and effect all governmental and other approvals, licenses, permits, authorizations, and consent required in connection with this Agreement and the security interest created in relation to this Agreement and shall do or cause to be done all other acts and things necessary or desirable for the performance of all obligations of the Undersigned pursuant to and as contemplated by this Agreement, facility letters, and/or other relevant documents. (4) None of the Undersigned, any of its subsidiaries, any director or officer or any employee, agent, or affiliate of the Undersigned or any of its subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are, (i) the subject of any sanctions administered or enforced by the US Department of the Treasury’s Office of Foreign Assets Control, the US Department of State , the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Hong Kong Monetary Authority or the Ministry of Justice of ROC (collectively, “Sanctions”), or (ii) located, organised or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, the Crimea region, Cuba, Iran, North Korea, Sudan and Syria. (5) The Undersigned will not, directly or indirectly, use the proceeds of the facilities set out in this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the facilities, whether as underwriter, advisor, investor or otherwise). (6) Neither the Undersigned, nor to the knowledge of the Undersigned, any director, officer, agent, employee, affiliate or other person acting on behalf of the Undersigned or any of its/their subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, the Undersigned and, to the knowledge of the Undersigned, its/their affiliates have conducted their businesses in compliance with the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. No part of the proceeds of the facilities set out in this letter will be used, directly or indirectly, for any payments that could constitute a violation of any applicable anti-bribery law.

37 The Undersigned understands the Bank has requirements regarding Know Your Customer (including but not limited to the Undersigned, responsible persons, major shareholders, beneficial owners, authorized signatories and contact persons) and hereby represents and undertakes to the Bank, its subsidiaries and affiliates (collectively “HSBC”) as follow: (1) All shares of the Undersigned are currently issued in the registered form, and no shares not in registered form (“Bearer Shares”) are issued and outstanding. The Undersigned does not intend to issue any Bearer Shares or to convert any outstanding registered shares into Bearer Shares. (2) When the Undersigned acknowledges its issuance or intention to issue Bearer Shares or its amendment of the Articles of Incorporation to enable the Undersigned to issue Bearer Shares, the Undersigned agrees to notify the Bank in writing within 60 days and to take all necessary actions requested by the Bank. (3) In the event that the Undersigned issued Bearer Shares upon or after the Bank’s grant of the credit line to the Undersigned, the Undersigned agrees to notify the Bank in writing immediately and take all necessary actions requested by the Bank. After the Undersigned completed all necessary actions and obtained confirmation from the Bank, the Undersigned agrees to provide the list of beneficial owners of the Bearer Shares immediately and periodically thereafter. If any information provided by the Undersigned is incorrect or didn’t take all necessary actions requested by the Bank or the Undersigned breaches any of its covenants or undertakings under the preceding paragraph relating to Bearer Shares, which is deemed as an Event of Default under Article 17, the Undersigned agreed that the Bank is entitled to take any or all actions indicated in the second paragraph of Article 17. 23. SIGNATURES AND SEALS The Undersigned hereby represents and warrants that signature(s) and seal(s) of the Undersigned hereunder are the true and authorized signature(s) and seal(s) of the Undersigned. The Undersigned shall notify the Bank in writing of any change to the said signature(s) or seal(s). The Undersigned hereby agrees to re- execute this Agreement upon demand by the Bank with any new signature(s) or seal(s) which may be subsequently authorized or adopted, provided, however, that this Agreement shall remain in full force and effect if re-execution is not made. 24. CONTINUING OF OPERATION Before complete satisfaction of all Liability, the Undersigned shall: (1) maintain the existence of the Undersigned, maintain all licenses, permits, approvals, authorizations and consent required for the Undersigned’s operation, and maintain the ownership and other relevant rights of the Undersigned’s assets; (2) manage the Undersigned’s operation in a normal, efficient, and in accordance with common commercial practice; (3) abide by all laws, regulations, administrative rulings, and other regulations of the competent authorities;

38 (4) produce and maintain appropriate books and records; and (5) pay all taxes and fees levied on the Undersigned, its income, profit, or assets at their respective due date to prevent penalties or causing the government to have liens or other priority rights on the Undersigned’s assets (including but not limited to the rights on the Security). 25. PROVISION OF FINANCIAL STATEMENTS, SUPERVISION, AUDIT, REVIEW, FURNISHING INFORMATION, AND NOTICE Unless otherwise agreed, the Undersigned shall, upon requested by the Bank, furnish to the Bank financial statements which shall in all respects be true and correct and not misleading. If the Bank finds it necessary for the Undersigned to improve its financial situations and thus requests specific actions of the Undersigned (including but not limited to immediately increase capital), the Undersigned hereby agrees to proceed immediately. The Undersigned agrees that the Bank has the right but not the obligation to, by itself or appoint a third party, supervise the Undersigned’s use of the credit facilities, audit the Undersigned’s finance and operation (including but not limited to inspecting books and records), and examine and manage the Security. The Undersigned shall from time to time provide any additional information requested by the Bank and, upon request of the Bank, shall permit inspection by the Bank or its designated party on the Undersigned’s books and records and making extracts and duplicates therefrom. The Undersigned hereby declares that the information which has been provided by the Undersigned and will be provided by the Undersigned upon the Bank’s request in the future (including financial information, business operating information and so on) is true, correct and not misleading and in compliance with the relevant laws and regulations if such information is produced pursuant to the laws and regulations. The Undersigned shall give prompt written notice of any bulk sale of its assets or inventories, of any material change in the management or business policies of the Undersigned, or of any threats to sue, pending litigation, or judgments or other proceedings against the Undersigned or to which the Undersigned is a party, or of the occurrence of any event mentioned in Article 17 hereof. CHAPTER III SECURITY 26. SECURITY DEFINED For the purpose of securing the repayment of the Liabilities, the term “Security” as used herein shall mean the following collaterals, either provided by the Undersigned or the Service Provider :

39 (1) all present and future deposit balances in any currency maintained with the Bank; (2) all present and future claims against the Bank; and (3) any of the following which have been or at any time shall be delivered to or otherwise come into the possession, custody or control of the Bank or the Bank’s designated party, for any purpose: (a) cash, cheques, drafts, promissory notes, bonds and debentures, stocks or other securities, bills of lading, warehouse receipts, certificates of deposit, insurance policies, instruments of indebtedness; (b) any right, title and interest to and in, any property represented by or called for in, all interests, entitlements, rights and benefits attaching to or accruing from (including dividends, interests, rights, monies or property) or which is the proceeds of, any of the foregoing; (c) other property as agreed by the Bank to be eligible collateral; and (d) other Securities as referred to in the facility letters or other credit facilities documents between the Undersigned and the Bank. The Bank shall be deemed to have possession of any security in transit to or set apart or held for it or any of its agents, associates or corresponding banks. 27. PLEDGE AND MORTGAGE The Undersigned hereby pledges and/or undertakes to procure the Security Provider to pledge and/or mortgages in favor of the Bank any and all its rights, interests and benefits, over the Security to secure the Liabilities. The Undersigned further agrees, upon demand by the Bank from time to time, at the Undersigned’s own expense to execute or furnish, or procure the execution of furnishing by the Security Provider, all such documents and to do all such acts as may be required by law in order to perfect the security interest over the Security in favor of the Bank. 28. GENERAL RIGHTS IN SECURITY Whether or not any of the Liabilities shall be due, the Undersigned hereby agrees and authorizes, and undertakes to procure the Security Provider to agree and authorize, the Bank that the Bank may do any of the following acts from time to time, to the extent permitted by law at its option and without notice:

40 (1) in the name of the Bank , the Undersigned, , or the Security Provider, (a) demand, collect and receive any money, securities, or other assets and proceeds (including, without limitation, principal, interest, dividend or other income, stock dividends, rights to subscribe, and goods of all kinds) at any time due that is payable on account of or in exchange for any of the Security; (b) make any compromise or settlement with respect to, extend the time of payment of, or amend the terms of any of, the Security, or arrange for the payment and/or delivery of any of the Security in installments, or deposit any of the Security with any other person for any purpose; or (c) exercise all voting powers and all other powers with respect to the Security with the same force and effect as if the Bank were the absolute owner thereof; (2) apply any net proceeds received from any of the Security toward the payment of the Liabilities or continue to hold such proceeds as a part of the Security; (3) apply any part or all of the balance of any account of the Undersigned or the Security Provider with the Bank or any or all of the claims of the Undersigned against the Bank toward the payment of the Liabilities; (4) surrender or release any of the Security to the Undersigned or the Security Provider, or demand the Undersigned to furnish additional Security, or to replace or add any of the Security for other security provided by the Undersigned or the Security Provider; (5) notify any obligor on any Security to make payment to the Bank of any amount due thereon; and/or (6) take any other action as the Bank deems necessary or appropriate in connection with the custody, removal or preservation of the Security at the cost and risk of the Undersigned or the Security Provider. 28-1. SECURITY VALUE The market value of each item of the Security furnished to the Bank shall be determined from time to time by the Bank in its sole discretion and the Bank may, in its discretion, ascribe a zero collateral value to any item of the Security. Regardless of the total limit of the credit facility, the amount available for drawdown or use at any time should be determined by the Bank based on the value of the Security. 29. BANK’S OBLIGATIONS AS TO SECURITY The Bank shall have no obligations with respect to the Security except to use reasonable care in the custody and preservation thereof to the extent required by law, provided, however, that the Bank shall not be obligated to give any notice or take any other steps necessary to preserve rights against any prior party or parties to any instrument (which steps the Undersigned hereby shall take by itself with the care of a good administrator). The Bank shall have no obligation to ascertain, nor to inform the Undersigned or the Security Provider with respect to, nor be required to take any action concerning, any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the security (whether or not the Bank has or is deemed to have knowledge of any of the aforesaid). 30. WARRANTIES FOR DEFECTS, PROVISION OF ADDITIONAL SECURITY; OTHER REPRESENTATIONS AND WARRANTIES The Undersigned hereby represents and warrants the following:

41 (1) the Undersigned and/or the Security Provider are the lawful owners of the Security and no other third party has any claim thereon. The Undersigned and/or the Security Provider shall resolve any dispute of the Security by themselves and the Bank has no obligation to assist or to resolve on their behalf; (2) the Bank may, at its absolute discretion, at any time without notice at reasonable hours enter any premises to examine and inspect any and all Security. In the event that the Bank shall find out that defect, discrepancy of quality, or shortage in quantity occurs to any Security, or any dispute shall arise from or in connection with any Security, the Undersigned shall immediately provide other collateral satisfactory to the Bank to substitute therefor. The Undersigned agrees that should the Bank incur any loss or damage on account of any such dispute, all such loss or damage shall be paid for and reimbursed by the Undersigned; (3) the Undersigned agrees, and shall procure the Security Provider to agree, at all times to keep up the value of the Security. In the event that the value of any of the Security diminishes or such Security is, or has the likelihood of being, damaged or destroyed due to Acts of God or human conduct or other events or causes not attributable to the Bank, the Undersigned shall immediately provide the Bank with cash collateral or other collateral satisfactory to the Bank to remedy any shortage arising therefrom, and the Bank shall have no liability in connection therewith for compensation of damage or otherwise; (4) in the event that the Undersigned shall have the right to receive any compensation for the Security due to eminent domain by any governmental authority or other reasons causing the change in the Security, the Undersigned hereby agrees to assign, transfer and deliver to the Bank such compensation. To the extent permitted by law, if the Bank intends to directly collect such compensation, the Bank has the right but not the obligation to receive such compensation on use it to set-off the Liability. The Undersigned shall fully cooperate and immediately execute and deliver to the Bank all necessary documents upon request by the Bank to enable the Bank to collect the compensation. The Bank may retain such compensation as collateral securing the Liabilities. The Undersigned shall be responsible for any damage of the Bank resulted from any violation to this Article. (5) Prior to the full repayment of the Liabilities, the Undersigned and the Security Provider hereby shall not, without the Bank’s prior written consent, withdraw, sell, modify, improve, add to, abandon, transfer, mortgage, pledge, lease, move, or otherwise dispose of the Security provided to the Bank. If there arises a need to amend the registrations for the Security, the Undersigned or the Security Provider shall immediately perform all procedures requires for such amendments of registrations, and all the expenses and fees incurred thereof shall be borne by the Undersigned and the provider of the Security. The Undersigned and the Security Provider hereby agrees to exercise the care of a good administrator, and to use and hold the Security under this Article in a proper fashion, and agrees not to neglect on repairs or other proper maintenance. The Undersigned shall be liable to pay, any taxes, maintenance costs, or other expenses related to the Security. 31. BILLS OF LADING, WAREHOUSE RECEIPTS, OR SECURITY IN THE FORM OF MOVABLE PROPERTY In the event that the Security is goods or a part thereof is goods as evidenced by documents such as bills of lading or warehouse receipts, the Undersigned shall guarantee that the chattel used as Security and their storage location are as shown on those documents. The Undersigned shall also guarantee the accuracy of the, name, type, quantity, quality, and specification of such goods and the Bank may, at any time, take delivery of such goods or make inspections thereto. Whether the goods have been inspected or not, the Undersigned shall be responsible for discrepancy in quality, shortage in quantity or other false statements in respect of the goods which may be discovered afterwards, irrespective of whether the goods are kept in the warehouse operated by the Bank or by others. The Undersigned shall also promptly exchange or furnish additional Security consistent or equivalent to the goods shown on the said documents, or to furnish other Security pursuant to the Bank’s instruction, or to repay all Liabilities.

42 32. REAL ESTATE, MACHINES, AND EQUIPMENT AS SECURITY When the Security is real estate or chattel capable of been set with mortgage (including but not limited to machines and equipment), the Undersigned shall follow the Bank’s instructions and set mortgage or other proper rights on such Security to the Bank in form and substance satisfactory to the Bank. In the event that the aforementioned Security is already mortgaged or set with collateralized rights to the Bank, the Undersigned, without the Bank’s prior written consent, shall not build, dismantle, modify, or remodel the real estate constituting the aforementioned Security, shall not set mortgage or other lien or collateralized right on the said Security for another, or cause it to be attached, and shall not separately enter into lease agreements, amend existing lease agreements, or otherwise act in a way to reduce the value of all or a part of the Security (including but not limited to separately erecting structures on land when the said land is the Security under this Article). In the occurrence of any of the aforementioned, the Undersigned and the provider of the Security shall notify the Bank in writing the true and accurate information thereof. 33. PRESERVATION OF SECURITY The Undersigned shall pay for all warehouse rental costs, taxes, insurance premiums, fees for repair, fees for application for transcript, or other sums payable in connection with the registration, storage, taxes, insurance, delivery, management, transportation, relocation, or other actions of the Security. In the event that any penalty or retention or otherwise shall occur to any of the Security, the Undersigned shall be liable for any consequences arising therefrom. If the Undersigned shall delay in performing any of the aforesaid procedures, the Bank has the right but not the obligation to perform such acts for and on behalf of the Undersigned (the Undersigned hereby expressly authorizes the Bank to so act, with the expenses thereof to be borne by the Undersigned). In the event that any sums shall be advanced by the Bank, the Undersigned shall immediately reimburse the Bank. 34. DETERMINATION OF SECURED CLAIM If a maximum amount mortgage or pledge is created over the Security, when any of the following events occurs, the Bank may, at its absolute discretion and without prior notice, terminate the credit facility or transaction amount, and refuse to provide further credit facility or transaction:

43 (1) the occurrence of the stipulated date for determination of the principal claim (2) a change in the scope of the secured claim, or any other event, that results in discontinuance of the principal claim (3) the termination of the legal relationship under which the secured claim was incurred, or extinguishment of that relationship due to any other cause (4) the Bank refuses to allow incurrence of further claim, or the Undersigned or provider of Security demands determination in accordance with Article 881-5 of the Civil Code or Article 881-7 of the Civil Code. (5) the Bank applies to auction the Security, or, to transfer the ownership of the Security in accordance with the provision of Article 873-1 or Paragraph 2, Article 893 of the Civil Code, or to establish a contract pursuant to Article 878 or Article 895 of the Civil Code. (6) the Security has been seized by a court due to an application by another creditor for compulsory execution, where the Bank knows, or is notified by the executing court, of the seizure, provided that this will not apply after the cancellation of the seizure. (7) the Undersigned or the provider of the Security is declared bankrupt, provided that this will not apply if the bankruptcy declaration has been vacated by a final and unappealable court ruling. (8) there exists an event subject to Article 899-1 of the Civil Code applying Article 881-10 of the Civil Code mutantis mutaudis. (9) other events causing the obligation to be determined. The Undersigned irrevocably agrees and shall procure the Security Provider to agree, that a claim for the determination of the secured claim under the maximum amount mortgage or pledge shall be made in writing and delivered by mail to the Bank, and such claim is not effective until the day after the written claim is delivered to the Bank. 35. INSURANCE To the extent that the Security is insurable, the Undersigned shall, and undertakes to procure that the Security Provider shall, insure the Security for an amount requested by the Bank with the Bank as the priority beneficiary. The insured amount and conditions thereof shall be subject to the Bank’s prior written consent. The Undersigned and/or the Security Provider shall bear the insurance premiums thereof. The insurance policy shall specify the Bank as the mortgagee, pledge, or holder of other right, and shall include any other specials clause approved by the Bank; and the Undersigned shall provide the Bank for its retention with the original insurance policy, the receipts for insurance premiums or other documents satisfactory to the Bank. Whenever the Bank considers it necessary, the Bank may instead, at its discretion, purchase the insurance itself against the fire risk and other risks, and the relevant insurance premiums thereof shall be payable by the Undersigned and/or the Security Provider. Such insurance premiums advanced by the Bank shall immediately be reimbursed by the Undersigned upon the Bank’s demand. The Bank may charge interest thereon at the highest contractual interest rate, to the extent permitted by law, for the period from the date of making the advance to the date of reimbursement. Any and all insurance premiums as advanced by the Bank and other costs and the related interest shall constitute part of the “Liabilities” hereunder. The Undersigned cannot refuse its repayment obligation or obligation to provide Security separately in accordance with this Agreement by citing the insurance company’s rejection, delay, or insufficient proceed.

44 36. NEGOTIABLE INSTRUMENTS If the Undersigned endorses and transfers a negotiable instrument to the Bank as collateral or repayment of the indebtedness, the Undersigned agrees to the following: (1) For the convenience of bookkeeping, the Bank may collect the payment made pursuant to that negotiable instrument, accrue it to certain amount, and set it off against the Undersigned’s indebtedness. The Undersigned remains liable for any balance of the indebtedness, if any. (2) After the Bank has collected the payment made pursuant to the aforementioned negotiable instrument upon its maturity, subject to the Bank’s prior written consent, the Undersigned may again provide Security by delivering another negotiable instrument of equal or greater value than the one collected by the Bank. The Bank shall then remit, credit, and deposit that amount in the Undersigned’s account with the Bank or another financial institution. The Undersigned remains liable for any balance of any and all indebtedness according to its terms and conditions in the related IOUs or negotiable instruments. (3) If the aforementioned negotiable instrument is not accepted or honored, and the Undersigned fails to remedy the situation in a designated period or cannot be notified, the Bank may settle the collection matter with that obligor of such negotiable instrument at an amount less than its face value, at the Bank’s sole discretion or depending on the financial condition of the obligor of that negotiable instrument. The Undersigned remains liable for any balance of any and all indebtedness according to its terms and conditions in the related IOUs or negotiable instruments. 37. PARTIAL REPAYMENT In the circumstance that the Undersigned or the Security Provider partially repays the secured Liabilities and requests the Bank to return the collateral or release the Security pursuant to that repayment in equal proportion and the Bank consents to such request, the Bank shall provide necessary assistance to complete such return or release. If any amendment to the registration is thereafter required, that Undersigned or provider of the Security shall be liable for any and all related costs and expenses. CHAPTER IV SPECIAL PROVISIONS FOR INDIVIDUAL CREDIT LINE 38. EXPORT/IMPORT FINANCING FACILITIES With respect to the negotiable instruments issued, accepted or endorsed by the Undersigned and purchased, negotiated, exchanged, accepted, guaranteed, endorsed or advanced by the Bank for the Undersigned, as the case may be, and with respect to the sums advanced by the Bank under the shipping documents or other documents of the Undersigned, the Undersigned further irrevocably covenants, represents, and warrants as follow:

45 (1) The Undersigned shall provide the Bank with funds to pay any and all the negotiable instruments accepted or endorsed by the Bank for the Undersigned at least one business day prior to the maturity date of each such instrument; (2) Should the bill of exchange negotiated by the Bank (including but not limited to documents against payment bill (D/P) and documents against acceptance bill (D/A)) be refused handling or processing by its discounting bank or corresponding bank, or unpaid by the issuing bank due to discrepancies between the bill of exchange or the documents and the terms or conditions of the relevant letter of credit, or should discrepancy of quality or quantity of the goods become known to the interested parties upon delivery of the goods or on other occasions, the Undersigned hereby irrevocably acknowledges and agrees that the Undersigned shall, forthwith upon receipt of notice from the Bank, reimburse the Bank with the face value of the bill of exchange together with the contracted interest and all other expenses; or, the Bank, for the time being of any such bill of exchange, shall have the priority to reimburse itself over the proceeds of any sale of the such good as Security. The Undersigned further authorizes the Bank to tender a letter of guaranty to the issuing bank or the accepting bank of the letter of credit, without any notification to the Undersigned, in case the Bank or its corresponding bank deems it necessary, and the Undersigned shall be solely liable for the guaranty thus offered. Should the Undersigned obtain loans or other credits from the Bank, the Undersigned agrees to set pledge or other collateral rights of the letter of credit together with relevant documents, relevant documents for collection or relevant goods to the Bank as Security. (3) The Undersigned shall reimburse any advanced or financed but unpaid amount together with contracted interest and other expenses, upon the Bank’s demand, against any loss and damage suffered by the Bank, or any non-acceptance or non-payment after the Bank advances or finances funds for the Undersigned, on account of any defects in the documents thereunder or hereunder. If necessary, the Bank may exercise its rights on the Security, and shall have the priority right to receive reimbursement from the sale proceeds of the Security. The Undersigned shall further compensate any damage suffered by the Bank; (4) The Undersigned shall pay the Bank, forthwith upon notice, the face value of the bill of exchange negotiated by the Bank, accrued interest and all other expenses, if the drawee of the bill of exchange or the issuing bank or the confirming bank of the relevant letter of credit shall become insolvent or be adjudicated bankrupt or whose assets shall be subject to attachment, provisional seizure, provisional disposition or auction, or any of them applies for bankruptcy, composition or liquidation; (5) Should the negotiable instruments (in the case of the bill of exchange under negotiation, including the documents attached thereto) issued, endorsed, accepted or guaranteed by the Undersigned, or other instruments of indebtedness be damaged, destroyed, or lost (including, but not limited to, damaged, destroyed or lost in transit) or their arrival at the place of payment is delayed due to misplacement, the Undersigned agrees that the records of the Bank shall be, to the extent permitted by law, the conclusive evidence of indebtedness without disputes. The Undersigned further agrees that the Undersigned shall, forthwith upon notice, issue, or cause such person(s) to issue, new negotiable instruments (in the case of the bill of exchange under negotiation, together with the documents attached thereto, if possible) and/or new instruments of indebtedness to the Bank in accordance with the Bank’s records or alternatively, shall pay the Bank, at the Bank’s demand, the amount of the negotiable instruments or the instrument of indebtedness together with interest and all other expenses; (6) The Undersigned further authorizes and empowers the Bank or its agent: (a) to accept conditional acceptance by the drawee, or to deliver the documents to the drawee or the acceptor upon payment of the negotiable instruments at maturity. Such authorization shall be taken to extend to cases of acceptance for honor. When, however, the drawee suspends payment, becomes bankrupt, or goes into liquidation during the currency of any such bill of exchange, the following clauses shall apply instead;

46 (b) to deliver the goods or shipping documents in whole or in part to any party in accordance with the terms of payment or other terms deemed appropriate by the Bank, provided that at the delivery of the goods in whole or in part, the recipient has paid proportionate amount of the invoice of such goods, or of the bill of exchange drawn; (c) to insure any goods forming the Security for any such bill of exchange against sea risk, including but not limited to loss by capture, and loss by fire on shore, and to add the premiums and expense of such insurances to the amount chargeable to the Undersigned in respect of such bill of exchange, and to take recourse upon such goods in priority to any other claims thereon, or against the Undersigned, without prejudice to any claim against any endorser of the said bill of exchange for the purpose of reimbursing the Bank or other person(s) paying the same and generally to take such measures and make such charges for commission and to be accountable in such manner. The Undersigned agrees to the goods being warehoused at any public or private wharf or warehouse selected by the drawees or acceptors of the bill of exchange, unless the Bank asserts any objection to such wharf or warehouse; (d) to sell the Security in whole or in part in such manner as deemed appropriate by the Bank, in the event that the drawee refuses to accept the negotiable instruments upon presentation, or the acceptor refuses to pay the negotiable instruments upon maturity, or the acceptor or the drawee suspends payment, becomes bankrupt or takes liquidation procedures; and after deducting commission and charges, to apply the net proceeds toward payment of the negotiable instruments and remittance fees and to apply the balance, if any, toward payment against the Liabilities. In case of loss at any time of goods insured, the Undersigned authorizes the Bank to realize the insurance policy or policies and charge the same commission on the proceeds as upon a sale of goods, and to apply the net proceeds, after such deductions as aforesaid, in the manner hereinbefore lastly provided; (e) to deliver the shipping documents or other documents to the acceptor or the drawee when the negotiable instruments are accepted by the drawee upon presentation or paid by the acceptor upon maturity; (f) in case of bills of exchange under a transaction of documents against acceptance bill (D/A), to deliver the shipping documents to the drawee against its acceptance of the bill of exchange after the drawee accepts the said draft. In such a case, the Undersigned undertakes to hold the Bank harmless from any consequences that may arise by so doing, and undertakes to pay the Bank the amount of any balance of the bill of exchange with remittance fees and charges should the acceptors default or delay in payment at maturity; (g) to deliver the bill of exchange under negotiation or the shipping documents in any manners deemed appropriate by the Bank or its corresponding banks; (h) in case the net proceeds of such goods shall be insufficient to pay the amount of any such bill of exchange and remittance fees and charges, the Undersigned authorizes the Bank to draw on the Undersigned for the deficiency, without prejudice nevertheless to any claim against any endorser of the said bill of exchange for recovery of the same or any deficiency on the same; and the Undersigned to honor such drafts on presentation, and the account currently rendered by the Bank shall be sufficient proof of sale and loss; or (i) the Undersigned further authorizes the Bank, whether or not the aforesaid sale of goods has occurred and at any time before the maturity of any such bill of exchange, to accept payment from the drawees or acceptors thereof and to deliver the bill of lading and shipping documents to such drawees or acceptors. In that event, the Bank is allowed to give a discount thereon, at the customary rate of rebate in the place where such bills of exchange are payable.

47 (7) the delivery of Security to the Bank shall not prejudice the Bank’s right on any of such bill of exchange in case of dishonor, nor shall any recourse taken thereon affect the right of the Bank to such Security to the extent of the Undersigned’s liability to the Bank as above. Notwithstanding any change of the Undersigned business entity or any alteration by death, retirement, introduction of new partners or shareholders or other personnel changes from time to time, the Bank’s rights thereunder shall continue to be effective. The Bank is not to be responsible for the breach of any broker or auctioneer employed by the Bank for any purpose; (8) should the right of claim on the negotiable instruments or certificate of indebtedness issued, endorsed, accepted or guaranteed by the Undersigned be not validly instituted on account of any formal defect, or should it become extinguished due to the failure to exercise preservation procedure or presentation, the Undersigned agrees to reimburse the Bank for the amount equivalent to the face value of such negotiable instruments or certificate of indebtedness, interest incurred thereon before/after maturity and other incidental charges incurred in this connection, either in cash or to be deducted from the aforesaid Security, or both, at the discretion of the Bank; (9) the Undersigned hereby agrees, upon the request of the Bank, to renew, divide, or combine any negotiable instruments issued and executed by the Undersigned and deposited with the Bank as the Security; (10) the Undersigned shall be responsible for the signature, seal or writing on the negotiable instruments, certificates of indebtedness, or any other documents accepted by the Bank even if the signature, seal, or writing is a forged or stolen one, if the Bank have concluded such signature, seal, or writing to be the same with those submitted to the Bank by the Undersigned previously or those appeared on previous negotiable instruments, certificates of indebtedness or any other documents. Any damage caused therefrom shall be paid by the Undersigned upon notice by the Bank; (11) unless otherwise agreed, the holder of the negotiable instrument issued, signed, endorsed, accepted or guaranteed by the Undersigned shall be released from the obligation to issue a protest of non-acceptance or non-payment to exercise his right of recourse. The Undersigned does not object to the issuance of a protest by the Bank or its corresponding bank, if the Bank or its corresponding bank deems it necessary. Any protest of non-acceptance or non-payment shall be honored by the Undersigned as legally valid at the location of drawing and no proof therefor shall be required.

48 39. OVERDRAFT FACILITY Upon the Bank’s granting of an overdraft facility (the “Overdraft Facility”) to the Undersigned, and notice to the Undersigned on the same, the Undersigned hereby irrevocably undertakes, represents, and warrants the following: (1) Limitation on Overdraft Facility: The maximum amount, by which the Undersigned’s current account/checking account with the Bank may at any time be overdrawn, shall be the amount stated in the Bank’s notice to the Undersigned. The Bank may, at its sole discretion, permit overdrafts in excess of said limit; in which case said excess overdrafts shall be governed in all respects by the provisions of this Agreement, and the Undersigned shall repay immediately said excess overdraft amount upon the Bank’s demand. (2) Interest: for this overdraft, Interest shall accrue on the final outstanding balance of the Overdraft Facility as shown on the books of the Bank as of the close of each business day at the rate per annum to be determined at the Bank’s discretion and be displayed by the Bank. If the outstanding balance of the Overdraft Facility exceeds the limits of the Overdraft Facility as a result of any inclusion under the preceding paragraph, the Undersigned shall pay immediately said excess in case upon the Bank’s demand. (3) Reduction, Termination, or Cancellation of the Overdraft Facility: The Bank may, in its sole discretion, reduce the limit of the Overdraft Facility, or terminate or cancel the Overdraft Facility, at any time during the term hereof or otherwise specified in the Bank’s written notice. The Undersigned cannot claim from the Bank for compensation of any loss or damage in connection with the dishonor of any notes or cheques drawn by the Undersigned, or bills accepted by the Undersigned resulting from an action taken by the Bank pursuant to this clause hereof. If the Overdraft Facility is cancelled or terminated, the Undersigned shall pay immediately the outstanding balance of the Overdraft Facility plus any interest accrued and any other expenses and fees due hereunder. Further, if the limit of the Overdraft Facility is reduced, the Undersigned shall repay immediately the amount in excess of the reduced limit. (4) Other Agreements: Except as specifically provided herein, the Overdraft Facility granted to the Undersigned shall also be governed by the provisions of all other agreements entered into between the Bank and the Undersigned. (5) Effective Term and Penalty: Unless terminated in accordance with Clause 3 of this Article hereof, the Overdraft Facility shall remain in effect from the date of the Bank’s notice and shall expire on date specified in the said notice or otherwise notified by the Bank in writing at any time. The Undersigned shall immediately repay any and all principal and interest, and be charged with penalty and interest, calculated at the contractual interest rate.

49 40. COMMERCIAL PAPER GUARANTY In the event that the Bank issues a guaranty of the Undersigned’s promissory notes (“Commercial Paper”) on the Undersigned’s request, the Undersigned hereby irrevocably undertakes, represents, and warrants the following: (1) The Undersigned shall perform in full when due its payment obligation under each Commercial Paper. (2) Unless otherwise agreed in writing between the Undersigned and the Bank, the Undersigned shall pay the Bank a guaranty fee in advance at the agreed upon rate per annum (on the basis of 365-day year and actual number of days elapsed) on the principal amount of the Commercial Paper from and including the date on which the Bank provides guaranty on the Commercial Paper to the maturity date of the Commercial Paper. The guaranty fee shall be paid on or before the date the Bank provides guaranty on the Commercial Paper. The Bank shall not be obliged to refund any fee paid hereunder due to any subsequent reduction or cancellation of its guaranty obligations under the Commercial Paper. (3) The Undersigned agrees to pay to and reimburse the Bank in full for all payments and/or advances made by the Bank under this Article and the Commercial Paper (including, without limitation, amounts paid by the Bank pursuant to its guaranty of the Commercial Paper), and shall pay the Bank interest from the date when such payments and advances are made by the Bank until the date of actual payment in full by the Undersigned at the highest contractual interest rate permitted by the applicable laws of the Republic of China. Such interest shall be calculated on basis of 365-day year for actual days elapsed and shall be payable on demand. (4) Regardless of fault, the Undersigned shall fully indemnify and hold harmless the Bank from and against any and all principal, interest, default surcharge, penalty other costs (including, without limitation, funding costs), losses, expenses, or other damages arising out of or in connection with any creditor’s demands on the Bank for payment in conjunction with the Bank’s guaranty on the Commercial Paper. (5) The Undersigned hereby represents and warrants that (a) it has taken all necessary action to authorize the execution, delivery and performance of Commercial Paper, and the Commercial Paper, upon execution, shall constitute legal, valid, and binding obligations of the Undersigned, enforceable in accordance with their respective terms; (b) the execution, delivery and performance of the Commercial Paper will not violate any provision of the Articles of Incorporation of the Undersigned, any internal bylaws of the Undersigned, or any applicable law or order or judgment under which the Undersigned or any of its property may be bound or affected, and shall not result in a breach of any of the terms and conditions of any agreement or instrument to which the Undersigned is a party or by which it or its property may be bound or affected, and (c) no approvals or consents of, or registrations with, any government authorities are required in connection with the execution, delivery and performance of the Commercial Paper. (6) In the event of the occurrence of an Event of Default, the Bank may (a) prepay prior to maturity any and all Commercial Paper on behalf of the Undersigned whereupon the Undersigned shall immediately pay to and reimburse the Bank pursuant to Clause 3 of this Article, (b) require the Undersigned to provide a cash collateral pursuant to Clause 8 of this Article, and/or (c) seek satisfaction directly from the demand promissory note issued and delivered by the Undersigned pursuant to Clause 5 of this Article. The provision of this Clause shall not prejudice the Bank’s right under Article 17 of this Agreement.

50 (7) The Undersigned agrees and undertakes, upon demand by the Bank, immediately to provide cover in the form of cash collateral in a demand account opened and maintained by the Undersigned with the Bank in such an amount as determined by the Bank to be sufficient to cover all of the Bank’s obligations and liabilities under and in connection with the Commercial Paper and/or other potential liabilities under this Article. The Undersigned hereby agrees to pledge the said account, the proceeds therein and any and all of its rights to, and interests in, such account to the Bank and the Undersigned shall, from time to time, execute and deliver to the Bank any such instruments and documents as may be required by the Bank to give effect to the provisions of this Clause. In no event shall the Bank be required to pay interest on such cash collateral deposited with the Bank under this Clause. To the fullest extent permitted by law, the Undersigned hereby authorizes the Bank, for exercising the Bank’s rights, to block any withdrawal from such account by the Undersigned. To the fullest extent permitted by law, the Undersigned further authorizes the Bank, without notice to the Undersigned, to terminate such account and/or to apply any credit balance on such account, in or towards satisfaction of any sums (whether principal, interest or otherwise) due and payable to the Bank under this Article and/or the Commercial Paper. (8) All payments to be made hereunder by the Undersigned shall be made at the office of the Bank. (9) If, after the Bank’s provision of the guaranty on the Commercial Paper, any change in the applicable laws or regulations or in the interpretations or administrations (whether or not having the force of law) thereof, by any governmental authority of the Republic of China (including but not limited to the Central Bank of the Republic of China), shall change the basis of taxation in respect of the payments to the Bank of the guaranty fee or of any other amount payable by the Undersigned under this Article, or shall impose, modify or deem applicable any reserve, special deposit or similar requirement with respect to the guaranty on the Commercial Paper, or shall impose on the Bank any other condition affecting this Agreement, and the result of any of the foregoing increases the cost to the Bank, or to reduce the amount of any sum received or receivable by the Bank hereunder and such increase or reduction is deemed by the Bank to be material, then the Undersigned shall pay the Bank upon demand such additional amount or amounts to compensate the Bank for such additional cost or reduction. (10) If the Bank’s compliance with any law or regulation, whether now or hereafter enacted or promulgated, or with the interpretation thereof by any governmental authority of the Republic of China or any other relevant jurisdiction charged with the administration thereof (including the Central Bank of the Republic of China) shall result in the Bank being unable to give effect to its obligations as contemplated hereby or as a guarantor under the Commercial Paper, the Bank shall have no obligations to provide any guaranty on any further Commercial Paper and for those Commercial Paper which have been guaranteed by the Bank, the Undersigned shall make immediate prepayment thereof, or the Undersigned shall, on demand by the Bank, provide to the Bank a cash collateral in the amount sufficient to cover all such outstanding Commercial Paper as pursuant to Clause 8 of this Article.

51 CHAPTER V OTHER PROVISIONS 41. RIGHTS CUMULATIVE; NON WAIVER The rights and remedies of the Bank hereunder are in addition to and will not affect all other rights and remedies however conferred to the Bank under law or otherwise. To the extent permitted by law, the Bank’s delay in action or failure to act shall not be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. The Bank shall not be deemed to have waived any or its rights hereunder, unless the Bank shall have signed such waiver in writing. No such waiver, unless expressly so stated therein, shall be effective as to any transaction which occurs subsequent to the date of waiver nor as to any continuance of a breach after such waiver. 42. EFFECT OF THIS AGREEMENT This Agreement shall be effective upon its execution date, and be applicable to any current and future transaction thereof, whether foreseeable or not at the time of the Agreement’s execution, and this Agreement shall not cease to be in force by reason that the Undersigned may not be indebted to the Bank at all time after the execution of this Agreement, and that the transaction between the Undersigned and the Bank had been interrupted at some time after execution of this Agreement. This Agreement shall be effective retroactively if the Bank disburse funds, issue guaranty, or engaged in any credit related transaction stated in the Agreement prior to the Agreement’s execution. In the event that the Undersigned applies for a renewal of the Agreement and is approved by the Bank, this Agreement shall remain effective before the effective date of the new agreement. Inconsistent date or other omission by the parties to the Agreement shall not affect or detract from the validity of the Agreement. 43. ASSIGNMENT The Bank may, without notice to the Undersigned or consent of the Undersigned, transfer or assign to a third party all or a part of this Agreement or other documents evidencing the Liability, or all or a part of the rights and/or obligations under this Agreement or other documents evidencing the Liability, together with security interest with respect to the Security. Each transferee or assignee shall be entitled to the same rights and/or liability as the parties to this Agreement, except that the non-transferred or non-assigned portion shall not be affected. The Undersigned, without prior written consent of the Bank, shall not transfer or assign, to a third party, all or a part of this Agreement or other documents evidencing the Liability or any right or obligation under this Agreement or other documents evidencing the Liability. 44. EFFECT ON SUCCESSOR AND ASSIGNEE Unless otherwise provided by law, this Agreement shall be binding upon the heirs, liquidator, bankruptcy administrator, estate administrator, successors and assigns of each Undersigned. If the Undersigned is a partnership, this Agreement shall be effect on the said partnership and each partner regardless of changes to the partnership. No change in the constitution of the Bank, of the parties to this Agreement, or of any of the persons or firms for whose liability may at any time be secured by the Security, shall affect the validity of this Agreement or shall discharge any obligations stipulated herein. 45. SEVERABILITY If any provision, or any part of any provision contained herein shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions or the remaining parts of the provision contained herein shall not in any way be affected or impaired thereby.

52 46. AMENDMENT This Agreement shall not be amended, modified or limited except by written agreement expressly setting forth the amendment, modification or limitation and signed by the duly authorized representatives of both the Undersigned and the Bank. This Agreement shall supersede and override any inconsistent provisions of any agreement previously executed by the Undersigned with the Bank. 46-1. PROVISION OF INFORMATION TO A GUARANTOR OR SECURITY PROVIDER The Bank may provide to the guarantor or the Security Provider in respect of any credit facility, copies of any facility letter or other contract or document evidencing the obligations to be guaranteed or secured by such guarantor or Security Provider or summary of the same. The Bank may also provide such guarantor or Security Provider with a copy of any formal demand for overdue payment sent to the Undersigned after the Undersigned’s failure to settle an overdue amount following a customary reminder and, from time to time upon the request of the guarantor or the Security Provider, a copy of the latest statement of account provided to the Undersigned. 47. GOVERNING LANGUAGE Unless otherwise agreed by the party, this Agreement, the Security under this Agreement, and all documents or notices required to be delivered or issued hereunder shall be made in Chinese and/or English. The Chinese version shall govern in the event of inconsistencies or discrepancies. If any of the documents provided by the Undersigned includes government approval or is only drafted in Chinese, the Undersigned shall, upon the request of the Bank, prepare the true and correct English translation thereof. 48. GOVERNING LAW This Agreement shall be governed by and construed in accordance with the laws of the Republic of China. Matters not provided in this Agreement shall be performed in accordance with the relevant laws, guidelines, or customs of the banking community of the Republic of China. 49. JURISDICTION In case of any dispute arising from or in connection with this Agreement, the Undersigned agrees to submit to the non-exclusive jurisdiction of the Taipei District Court in Taipei, Taiwan, except that the Bank my execute its rights under this Agreement at any court with jurisdiction to do so.

53 * * * EACH OF THE UNDERSIGNED(S) HEREBY EXPRESSLY ACKNOWLEDGES AND CONFIRMS THAT IT HAS REVIEWED EACH ARTICLE OF THIS AGREEMENT WITHIN A REASONABLE PERIOD. AFTER CAREFUL REVIEW OF EACH ARTICLE AND SEPARATE NEGOTIATION WITH THE BANK, EACH OF THE UNDERSIGNED(S) FULLY UNDERSTANDS AND AGREES THAT EACH OF THE UNDERSIGNED(S) EXECUTES THIS AGREEMENT AFTER FULL UNDERSTANDING AND SEPARATE NEGOTIATION WITH THE BANK ON EACH AND EVERY PROVISION UNDER THIS AGREEMENT (IN PARTICULAR ARTICLES 1, 2, 3, 5, 6, 7, 9, 10 TO 16, 17 (EVENTS OF DEFAULT AND RELEVANT EFFECTS OF ACCELERATION), 18, 19, 23, 26 TO 37 AND 42.) The Undersigned: ( ) By (Seal) Name Title: Identification: Address: Accepted by: HSBC Bank (Taiwan) Limited By Name: Title: Address: /s/ Super Micro Incorporation, Taiwan Company stamp /s/ CHUN-LAI HSU CHUN-LAI HSU personal stamp /s/ CHUN-LAI HSU CHUN-LAI HSU Chairman of BOD Date: December 31, 2021 /s/ Celia Lan HSBC SVP Date: January 7, 2022 /s/ Celia Lan HSBC SVP Date: January 7, 2022 /s/ Celia Lan